Exhibit 10.3



***         CONFIDENTIAL TREATMENT
             ---------------------

The material marked by asterisk ("***") on following pages have been omitted from the filed copy of this Agreement in connection with Transbotics Corporation confidential treatment request.

                                                 *** SUBCONTRACT NO. 378-03-136

                                 Modification 1
                                ---------------

                  This Amendment is effective as of the 27th day of August 2003 and modifies the terms of the Subcontract Agreement Number 378-03-136 (hereinafter referred to as the "Agreement"), between *** , (hereinafter and in the Agreement referred to as "***") and Transbotics Corporation, (hereinafter and in the Agreement referred to as "Contractor").
                  By this Amendment the parties wish to modify the Agreement to add additional scope to the contract, amend contract terms and conditions, and increase the total cost for performance.
                  In consideration of the covenants and agreements hereinafter set forth herein, *** and Contractor do agree as follows:

1.       Article 1 - Definitions

                  The term "deliverables" is hereby modified as follows:

                  "Deliverables" shall mean the goods, drawings, items, components, Data, products, software (in object code form only), documentation, or other works or materials to be provided by Contractor to *** as set forth in the Statement of Work (attached as Exhibit A and Exhibit D to this Agreement).

                  The word "Work" shall mean the activities to be performed by Contractor as specified in the Statements of Work attached as Exhibit A and Exhibit D to this Agreement.

2. Article 3.1, Statement of Work of the Agreement is hereby modified as follows:

The Statement of work for delivery of a Beta Version of a laser guided Automated Guided Vehicle (AGV) for use in the *** is incorporated herein as Exhibit D.

3. Article 3.2, Term, is hereby modified as follows:

                  The Term of this Agreement is hereby extended from *** through
***.

4. Article 3.4, Documentation is hereby modified as follows:

                  Specific documentation requirements under this agreement are provided for in Exhibit A and Exhibit D.

5. Article 4.2 Agreement Amount is hereby incorporated as follows:

                  The total price for performance of Work under Exhibit A remains at ***. The total price for performance of Work added under this Modification 1, under Exhibit D, is $***.


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                  The total price of this Agreement is changed "From" $***,
                  "By" $***, "To" $***.

6. Article 4.4 Payment, is hereby modified as follows:

                  Article 4.4, Payment for work performed under Exhibit D shall be as follows in 2003:

        ***
7. Article 27, Exhibits, is hereby modified as follows:

             Exhibit D, Statement of Work for delivery of a Beta Version of a laser guided Automated Guided Vehicle (AGV) for use in the *** is hereby incorporated.

             Exhibit E, Deliverables is hereby incorporated.

             Exhibit F , Subsystem *** Automatic Guided Vehicle (AGV) Beta Version, dated July 10, 2003, Revision 0.3 is hereby incorporated.

             Exhibit G, AGV Build Schedule is hereby incorporated.

8. The following Article is hereby added to this Agreement:

            Article 29 - Ownership of Work

                  Contractor shall retain all right, title and interest in its navigation, guidance, communication, and control technology for automatic guided vehicles and automatic vehicle systems in its design for the Deliverables, whether or not developed, improved or modified by Contractor or its Affiliates in performing the Work. *** shall own the right, title, and interest in the Deliverables.

                  All other terms and conditions of the Agreement, as amended, remain unchanged.

*** and Contractor have caused this Amendment to be duly executed as of the date first above written.


                                             /s/ Claude Imbleau
-----------------------                    ---------------------

*** Authorized Signature            Transbotics Corporation Authorized Signature



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         Exhibit D


                                STATEMENT OF WORK

         The purpose of this Statement of Work is to define the detailed work scope required by the Contractor for the delivery of a laser guided Automated Guided Vehicle (AGV), the "Product", for use in the *** . A detailed list of the Deliverables is contained, as Exhibit E. In addition, compliance with the requirements set forth in the Specification, contained as Exhibit F (Attached as separate Document), and the Schedule, contained as Exhibit G, is required. The Beta version is a modification of the prototype AGV purchased previously from Contractor under ***Agreement No. 281-01-73. It is *** intent to have its designated technical team work closely with the Contractor's technical staff to define and finalize the modified design, mutually acceptable to both *** and the Contractor.

         Item 001- Build and Delivery of Beta AGV
         ----------------------------------------

         1. Produce the AGV
         a. The Contractor shall develop a detailed mechanical, electrical design, and control system design fully compliant to the Specification requirements, necessary to confidently manufacture the AGV. The final design shall be reviewed an approved by an authorized *** technical representative at a Final Design Review.
         b. As part of the Final Design Review, Contractor shall provide a mutually acceptable list of in-process inspections and final acceptance tests, representing the outline for the overall LGVS system test plan.
         c. Contractor, under *** subcontract Agreement No. 378-03-136, has been authorized to procure critical long-lead items. Upon approval of the final design, Contractor shall source and procure all items for manufacture of the AGV, consistent with the Bill of Materials and the manufacturing and delivery schedule contained as Exhibit E.
         d. Contractor shall manufacture and inspect fabricated components, and assemble all mechanical system components.
         e. Contractor shall perform electrical assembly, including wiring, connecting, labeling and quality assurance per the Specification.
         f. Contractor shall install and setup the system controller and anti collision system
         g. Contractor shall perform an approved, internal AGV Shop Test, as outlined in the approved test plan, consisting of, but not limited to the following items:
          i. AGV Electrical Cubicle Test
         ii. AGV Controller Startup
         iii. Tune Cubicle Run Test
         iv. System Simulation Test
         h. Contractor shall provide all AGV Shop Test documentation to *** as identified in Exhibit C. *** has the right to be present for the physical testing of the AGV.


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         2. AGV System Test
         a. Contractor shall integrate AGV and AGV Control System and perform an in-house System Shop Test, as defined in the approved test plan. This test shall be thorough enough to test the entire functionality of the system including all design criteria and specifications set forth by *** in accordance with the Agreement. *** shall have the right to be present for the physical System Shop Test. The test shall include but not be limited to the following: i. AGV Electrical Test including all emergency stops, limit switches, proximity sensors, and functionality.
         ii. AGV Controller Test iii. AGV Parameter and Positional Accuracy Tests iv. AGV Manual Functionality Tests v. AGV Automatic Functionality Tests


         b. Contractor shall provide all System Shop Test documentation to *** as identified in Exhibit C.

         3. Final ***System Integration and Test

          a. Contractor shall provide space for the final integration and testing of the ***System.
          b. Contractor shall support *** personnel during the final ***(TM) system integration and commissioning phase
          c. Contractor shall assist *** personnel in the installation of *** supplied hardware and software.
          d. Contractor shall integrate and test the AGV system with *** internal computers and test all AGV functions in both local and remote modes. This integration of all functionality shall include at a minimum a revalidation of all in-house System Shop tests and full functional testing under *** computer control.
          e. Contractor shall perform and support a Final ***System Acceptance Test, as described in the approved test plan, to be performed by both Contractor and *** personnel. This acceptance testing shall include at a minimum a revalidation of all in-house System Shop tests and full functional testing under *** computer control. *** shall have the right to review and approve such test procedures prior to testing. Contractor shall provide the results of these tests to *** as identified in Exhibit C.
          f. Contractor shall provide training for operators and maintenance personnel designated by *** in all functionality of the LGVS system.



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         Exhibit E


         DELIVERABLES

         The purpose of this Exhibit is to specify the deliverables required by the Contractor associated with the design, engineering, manufacturing, testing, and delivery of the AGV as described in the Statement of Work Exhibit A and the Specification (Exhibit D).
          1. Contractor shall support a coordinated Final Design Review to identify and review detailed vehicle hardware and software design and manufacturing schedule and document any action items and resolutions to these action items
          2. Contractor shall provide results of all in-process inspection and acceptance tests as agreed upon and identified in the overall AGV test plan to ***. This documentation shall include, but not be limited to the following: a. In-House System Controller Shop Testing b. In-House AGV Testing; 8-Hour Test c. Formal Final Acceptance Testing
          3. After final acceptance of the AGV system, Contractor will deliver to *** a complete as-built assembly drawing package, detailed bill of materials and documentation of hardware traceability, including manufacturers, part numbers and serial numbers for purchased components, and raw materials/special process certifications for custom fabricated assemblies. Detailed mechanical and electrical assembly design drawings of the vehicle custom Mast and Arm assemblies shall be included. However, Contractor shall not deliver any manufacturing drawings.
          4. Contractor shall deliver all hardware specific manuals, operating and maintenance manuals, training manuals, and a recommended spares list.
          5. Contractor shall deliver one overall AGV System, fully compliant and functional to the Specification performance requirements, and including
          a. Explosion protected components per NEC article 501, Class
          1, Division 2 locations
          b. ***
          c. Laserway Guidance and Control System
          d. SICK Laser Safety Bumpers
          e. Two wheel Quad Drive System
          f. One battery and battery charger
          g. Command and Control Interface Software


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         Exhibit G

         AGV Build Schedule
         ***



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